NATIXIS INCOME FUNDS

NATIXIS EQUITY FUNDS

Supplement dated May 17, 2010 to the Natixis Income Funds Class A, B and C Prospectus and Natixis Equity Funds Class A, B and C Prospectus, each dated February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph following “Minimum Balance Policy” within the section “It’s Easy to Open an Account” is amended and restated as follows:

Each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are excepted from the liquidation. However, each Fund reserves the right to liquidate any account with a balance of $1.00 or less. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Funds.